Income Taxes	12 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax expense consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2018	2017	2016
Income before income taxes:
Domestic	$155.1	$172.2	$150.1
Foreign	19.2	194.8	180.4
Income before income taxes:	$174.3	$367.0	$330.5
Income tax expense:
Current:
Domestic	$(14.8)	$(15.2)	$(12.6)
Foreign	(69.4)	(36.0)	(59.2)
Current income tax expense	(84.2)	(51.2)	(71.8)
Deferred:
Domestic	(1.8)	(4.0)	(5.6)
Foreign	57.8	(35.3)	(8.7)
Deferred income tax benefit (expense)	56.0	(39.3)	(14.3)
Total income tax expense	$(28.2)	$(90.5)	$(86.1)

Income tax expense computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.
Income tax expense is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2018	2017	2016
Income tax expense computed at the statutory tax rates	$(24.6)	$(84.4)	$(79.1)
US state income taxes, net of the federal benefit	(4.3)	(3.0)	(3.6)
Asbestos - effect of foreign exchange	(1.8)	0.8	(0.8)
Expenses not deductible	(4.7)	(2.5)	(2.0)
US manufacturing deduction	2.5	2.2	4.1
Foreign taxes on domestic income	(34.2)	(2.1)	(5.7)
Amortization of intangibles	12.4	2.8	2.9
Taxes on foreign income	(3.0)	(5.4)	(7.4)
Net deferred tax liability revaluation	27.7	—	—
Other items	1.8	1.1	5.5
Total income tax expense	$(28.2)	$(90.5)	$(86.1)
Effective tax rate	16.2%	24.7%	26.1%

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2018	2017
Deferred tax assets:
Asbestos liability	$382.9	$356.6
Other provisions and accruals	37.7	52.8
Net operating loss carryforwards	25.5	24.2
Foreign tax credit carryforwards	126.1	107.5
Total deferred tax assets	572.2	541.1
Valuation allowance	(129.6)	(110.4)
Total deferred tax assets net of valuation allowance	442.6	430.7
Deferred tax liabilities:
Depreciable and amortizable assets	(81.6)	(130.0)
Other	(14.6)	(12.0)
Total deferred tax liabilities	(96.2)	(142.0)
Total deferred taxes, net	$346.4	$288.7

Deferred income taxes include European and Australian net operating loss carry-forwards. At 31 March 2018, the Company had European tax loss carry-forwards of approximately US$6.7 million and Australian tax loss carry-forwards of approximately US$18.8 million that are available to offset future taxable income in the respective jurisdiction. The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.
The European tax loss carry-forwards relate to losses incurred in prior years during the establishment of the European business. At 31 March 2018, the Company had a valuation allowance against a portion of the European tax loss carry-forwards in respect of which realization is not more likely than not. At 31 March 2018, the Company had European tax loss carry-forwards of approximately US$3.2 million which will never expire. Carry-forwards of US$3.5 million will expire in fiscal years 2019 through 2026.
The Australian tax loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. James Hardie 117 Pty Limited, the performing subsidiary under the AFFA, is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. At 31 March 2018, the Company recognized a tax deduction of US$70.7 million (A$91.4 million) for the current year relating to total contributions to AICF of US$369.1 million (A$456.8 million) incurred in tax years 2014 through 2018.
At 31 March 2018, the Company had foreign tax credit carry-forwards of US$126.1 million that are available to offset future taxes payable. At 31 March 2018, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.
In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2018. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.
Income taxes payable represents taxes currently payable which are computed at statutory income tax rates applicable to taxable income derived in each jurisdiction in which the Company conducts business.
At 31 March 2018, the Company had income taxes payable of US$29.1 million, after taking into account total income tax and withholding tax paid, net of refunds received, during the year ended 31 March 2018 of US$49.1 million. Income taxes were paid in Canada, Ireland, New Zealand, the Philippines and the United States. Withholding taxes were paid in Australia, Canada, New Zealand and the Philippines.
Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.
The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia, New Zealand and the Philippines. The Company is no longer subject to US federal examinations by US Internal Revenue Service (“IRS”) for tax years prior to tax year 2015 and Australian federal examinations by the Australian Taxation Office (“ATO”) for tax years prior to tax year 2014.
Taxing authorities from various jurisdictions in which the Company operates are in the process of reviewing and auditing the Company’s respective jurisdictional tax returns for various ranges of years. The Company accrues tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.
Unrecognized Tax Benefits
A reconciliation of the beginning and ending amount of unrecognized tax benefits and interest and penalties are as follows:

(Millions of US Dollars)	Unrecognized tax benefits	Interest and Penalties
Balance at 31 March 2015	$4.9	$0.3
Additions for tax positions of the current year	0.2	—
Reductions in tax positions of prior year	(4.1)	(0.3)
Settlements paid during the current period	(0.3)	—
Balance at 31 March 2016	$0.7	$—
Additions for tax positions of the current year	0.1	—
Reductions in tax positions of prior year	(0.1)	—
Balance at 31 March 2017	$0.7	$—
Additions for tax positions of the current year	—	—
Reductions in tax positions of prior year	—	—
Balance at 31 March 2018	$0.7	$—

At 31 March 2018, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company related to unrecognized tax benefits that, if recognized, would affect the tax expense is US$0.7 million and nil, respectively.
The Company recognizes penalties and interest accrued related to unrecognized tax benefits in income tax expense. During the years ended 31 March 2018, 2017 and 2016, income of nil, nil and US$0.3 million, respectively, relating to interest and penalties was recognized within income tax expense arising from movements in unrecognized tax benefits.
The liabilities associated with uncertain tax benefits are included in Other liabilities on the Company’s consolidated balance sheets.
A number of years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognized tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.
US Tax Cuts and Jobs Act
The TCJ Act significantly revises the US corporate income tax by, among other things, lowering the US federal corporate income tax rate from 35.0% to 21.0%, resulting in a blended rate of 31.5% for the fiscal year ended 31 March 2018 and implementing a territorial tax system that imposed a tax on unrepatriated earnings of certain subsidiaries of our US subsidiaries.
During the year ended 31 March 2018, the Company recorded a charge to income tax expense of US$4.2 million in respect of income taxes of an estimated US$31.9 million imposed on deemed repatriated earnings of certain subsidiaries of our US subsidiaries, partially offset by an estimated reduction in the value of the US-based net deferred tax liability of US$27.7 million. Income taxes due from the deemed repatriation will be paid over an 8 year period. As such, the Company recorded current and non-current income taxes payable in its 31 March 2018 consolidated balance sheet.
The impact of the tax legislation on the Company's future earnings is uncertain. The impact is subject to the potential effect of certain complex provisions in the TCJ Act, and the issuance of regulatory guidance or clarifications that may be issued in the future in respect of these provisions, including the base erosion and anti-abuse tax, global intangible low-taxed income, foreign derived intangible income and others, which the Company is currently reviewing. These provisions will be in effect for the Company beginning in its fiscal year 2019 and it is possible that any impact of these provisions could materially reduce the benefit of the reduction in the US federal corporate income tax rate. Due to the uncertain practical and technical application of many of these provisions, it is currently not possible to reliably estimate whether these provisions will apply and if so, how it would impact the Company.